                                                                      EXHIBIT 24


                            LIMITED POWER OF ATTORNEY

Each of the undersigned directors of Corn Products International, Inc. hereby severally constitute and appoint Marcia E. Doane and James W. Ripley, and each of them, their true and lawful attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign the Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto, with respect to the registration under the Securities Act of securities and obligations of Corn Products International, Inc. with respect to the CORN PRODUCTS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN AND CORN PRODUCTS INTERNATIONAL, INC. RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES and to file the same with exhibits thereto and other documents in connection therewith, with the Commission, whether filed prior or subsequent to the time such registration statement becomes effective, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


                  SIGNATURE                                        TITLE(S)                      DATE SIGNED
                  ---------                                        --------                      -----------


     /s/ Richard J. Almeida                                        Director                    February 6, 2004
--------------------------------------------
         Richard J. Almeida


     /s/ Luis Aranguren-Trellez                                    Director                    February 9, 2004
--------------------------------------------
         Luis Aranguren-Trellez


     /s/ Guenther E. Greiner                                       Director                    February 7, 2004
--------------------------------------------
         Guenther E. Greiner


     /s/ Ronald M. Gross                                           Director                    February 11, 2004
--------------------------------------------
         Ronald M. Gross


     /s/ Karen L. Hendricks                                        Director                    February 8, 2004
--------------------------------------------
         Karen L. Hendricks


     /s/ Bernard H. Kastory                                        Director                    February 11, 2004
--------------------------------------------
         Bernard H. Kastory


     /s/ William S. Norman                                         Director                    February 10, 2004
--------------------------------------------
         William S. Norman


     /s/ James M. Ringler                                          Director                    February 5, 2004
--------------------------------------------
         James M. Ringler


     /s/ Clifford B. Storms                                        Director                    February 5, 2004
--------------------------------------------
         Clifford B. Storms

